SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2005

IBERIABANK CORPORATION

(Exact name of Registrant as Specified in Charter)

Louisiana	0-25756	72-1280718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 West Congress Street, Lafayette, Louisiana 70501

(Address of Principal Executive Offices)

(337) 521-4003

Registrant’s telephone number, including area code

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On February 14, 2005, the Registrant approved changes in senior management.

George J. Becker, III, 63, Executive Vice President and Director of Corporate Operations since 2001, has been appointed Director of Organizational Development. Mr. Becker will continue to serve as Corporate Secretary and oversee the Corporate Governance structure and principles of the Registrant. He was hired as Executive Vice President and Northeast Louisiana Market President in December 1999.

Marilyn W. Burch, 54, Executive Vice President and Chief Financial Officer since 2001, has been named Director of Corporate Operations. Ms. Burch joined the Registrant as Corporate Controller in 1999.

Anthony J. Restel, 35, has been named Executive Vice President and Chief Financial Officer. Mr. Restel will also continue to perform his current duties as Treasurer, which he assumed in 2001. Prior to joining the Registrant, Mr. Restel served as a credit underwriter in Bank One’s Energy Group.

Joseph B. Zanco, 34, has been named Controller and Principal Accounting Officer for the Registrant. He previously served as Senior Vice President and Controller of IBERIABANK, the Registrant’s commercial bank subsidiary. Prior to joining the Registrant, Mr. Zanco served as a Risk Consulting Manager in the New Orleans office of Arthur Andersen LLP.

A copy of the related press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Also on February 14, 2005, David H. Welch was elected to the Board of Directors of the Registrant. Mr. Welch was also elected to the Board of Directors of IBERIABANK. A copy of the related press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

In connection with the election of David H. Welch to the Board of Directors of the Registrant on February 14, 2005, the Board of Directors amended Section 3.1 of the Bylaws to increase the number of authorized directors from ten to eleven. A copy of the Bylaws, as amended, is attached as Exhibit 3.1 to this Current Report on Form 8-K.

Item 9.01    Financial Statements and Exhibits

Exhibit 3.1 - Bylaws, as amended.

Exhibit 99.1 - Press Release dated February 15, 2005, issued by the Registrant.

Exhibit 99.2 - Press Release dated February 17, 2005, issued by the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

IBERIABANK CORPORATION

DATE: February 18, 2005	By:	/s/ Daryl G. Byrd
Daryl G. Byrd
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number
3.1	Bylaws, as amended

99.1	Press Release dated February 15, 2005, issued by the Registrant.

99.2	Press Release dated February 17, 2005, issued by the Registrant.